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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) January 29, 2001



                Merchants and Manufacturers Bancorporation, Inc.
           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)



   WISCONSIN                         21292                      39-1413328
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(State or other                   (Commission                  (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)


     14100 West National Avenue, P. O. Box 511160, New Berlin, WI 53151-1160
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               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (262) 827-6713
                                                           ---------------



                           Exhibit Index is on Page 5
                                   Page 1 of 5


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Item 2.  Acquisition or Disposition of Assets.

         On January 16, 2001 (the "Effective Date"), Merchants and Manufacturers Bancorporation, Inc. (the "Corporation") consummated its agreement to merge (the "Merger") CBOC, Inc. ("CBOC") with and into Merchants Merger Corp., a wholly-owned subsidiary of the Corporation, ("Merger Corp.") pursuant to the Agreement and Plan of Merger dated as of August 1, 2000, as amended as of October 25, 2000 and November 30, 2000 (the "Merger Agreement"), between the Corporation, Merger Corp. and CBOC. As a result of the Merger, the separate corporate existence of CBOC ceased and Merger Corp. emerged as the surviving corporation of the Merger. Except as otherwise provided in the Merger Agreement, as a result of the Merger, all the property, rights, privileges, powers and franchises of CBOC have vested in Merger Corp. and all debts, liabilities and duties of CBOC have become the debts, liabilities and duties of Merger Corp.

         The terms of the Merger and the Merger Agreement are described in the Proxy Statement/Prospectus (the "Proxy Statement") of the Corporation and CBOC dated December 11 2000, which was included in the Corporation's Registration Statement on Form S-4 (No. 333-49638), as amended by Pre-Effective Amendment No. 1 thereto dated December 8, 2000, which documents are incorporated herein by reference. A copy of the Corporation's Press Release announcing the completion of the Merger is filed as an exhibit hereto and incorporated by reference herein.

Item 7.  Financial Statements and Exhibits.

         The following financial statements, pro forma financial information and exhibits are filed as part of this report:

(a)      Financial Statements of Businesses Acquired.

The financial statements required by part (a) of Item 7 relating to the acquired business referred to in Item 2 above are not currently available. The required financial statements will be filed in an amendment to this Report under cover of Form 8-K/A as soon as practicable, but not later than March 31, 2001, which is the first business day 60 days after the date that this Report on Form 8-K is required to be filed.

(b)      Pro Forma Financial Information.

The pro forma financial information required by part (b) of Item 7 for the acquisition transaction described in Item 2 above is not currently available. The required pro forma financial information will be filed in an amendment to this Report under cover of Form 8-K/A as soon as practicable, but not later than March 31, 2001, which is the first business day 60 days after the date that this Report on Form 8-K is required to be filed.

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(c)      Exhibit Index.

         Exhibit No.          Description

            2 Agreement and Plan of Merger between Merchants and Manufacturers Bancorporation, Inc., Merchants Merger Corp. and CBOC., Inc. dated August 1, 2000, amended as of October 25, 2000 and November 30, 2000.

           99(a) Press Release issued by the Corporation on January 16, 2000, relating to consummation of the Merger.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                Merchants and Manufacturers Bancorporation, Inc.




Date: January 29, 2001    By:  /s/ Michael J. Murry
                               -------------------------------------
                                 Name:   Michael J. Murry
                                 Title:  Chairman of the Board of Directors

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                                 Exhibit Index.


Exhibit No.                Description                                                           Page No.
-----------                -----------                                                           --------
      2                    Agreement and Plan of Merger between Merchants and
                           Manufacturers Bancorporation, Inc., Merchants Merger Corp. and
                           CBOC., Inc., dated August 1, 2000, amended as of October 25,
                           2000 and November 30, 2000, previously filed as Exhibit A to the Proxy Statement/Prospectus as part of the Corporation's registration statement filed on Form S-4 (File No. 333-49638)
                           as amended by pre-effective Amendment No. 1 of December 8, 2000.


      99(a)                Press Release issued by the Corporation on January 16,
                           2001, relating to the consummation of the Merger.










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